THE CHINA FUND, INC. (CHN)
The Martin Currie
Shanghai team
IN BRIEF

Net asset value per share	US$	16.15
Market price	US$	14.40
Premium/(discount)		(10.84%)
Fund size	US$	368.0m

Source:	State Street Bank and Trust Company

At 28 February 2009		US$ returns
	China Fund NAV	MSCI Golden Dragon*
	%	%
One month	(1.4)	(1.6)
Year to date	(7.1)	(8.3)
One year	(46.5)	(49.1)
Three years %pa	8.2	(5.8)

Past performance is not a guide to future returns.

Source:	State Street Bank and Trust Company. NAV performance.

* Source for index data: MSCI.
MANAGER’S COMMENTARY
Perhaps February was when the Chinese markets started to de-couple from the West. This is clearly a dangerous thing to say, but the massive market turnover in the A-share market (US$40 billion on one busy day last month) is at least an indication that liquidity and leverage are not the main problems in China. Far from having to bail out its banks (the loan-to-deposit ratio was just 65% at the end of 2008), the Chinese government was able to lean on them, as they lifted total outstanding renminbi loans by 21% in January alone. The main problem has been, of course, the disappearance of Western demand. China’s exports fell by 17.5% year on year in January, while Taiwan’s fell by 44%. But even here there was some brief respite, as evidence emerged of foreign buyers being forced to re-stock. Despite Taiwan’s announcement of a record 8.6% fall in fourth-quarter gross domestic product, its market, which is driven largely by domestic liquidity, also finished up, outperforming Hong Kong, which is more reliant on the vicissitudes of global institutional cashflow.
The ‘stimulus highlights’ in February included the Taiwanese government passing its NT$500 billion infrastructure spending program – bids will start from the end of the second quarter. Taiwan’s central bank cut the discount rate by 25 basis points to 1.25% and allowed the NT dollar to depreciate through NT$35/US$, in the wake of the Korean devaluation and apparent inflection point in the Japanese yen. In mainland China, in contrast, one official at the central bank hinted that interest rates were on hold for a while and that there is little prospect of renminbi depreciation. Following the earlier initiatives in automotives and steel, the State Council announced revitalization plans for eight industries in succession. The lucky industries were textiles, machinery, shipbuilding, electronics, petrochemical, light industry and non-ferrous metals, with logistics snatching the final place, despite heated lobbying on behalf of real estate. According to the NDRC (National Development and Reform Commission), details of the action plan will be released by mid-March and may span three years.
The success of the visit to Beijing by US Secretary of State Hillary Clinton, along with her dovish comments, has eased fears of nascent US protectionism. The state-led acquisition of overseas resources, such as Chinalco’s US$19.5 billion injection into Rio Tinto, would seem to work counter to China’s best interests in this regard.

INVESTMENT STRATEGY
The Fund is 98.1% invested, with holdings in 69 companies. The Fund’s exposure to the A-share and Taiwanese markets, both of which we expect to be supported by excess domestic liquidity, is 15.1% and 19.6%, respectively. Our exposure to direct investments is 17.8%.
During February we only made minor adjustments to the Fund. In the A-share market, we took profit on Zhangzidao and Salt Lake, but added to the baijiu producer Wuliangye. In Taiwan, we switched from capital-short Cathay Insurance into smart-phone-maker HTC. In Hong Kong, we sold China Travel, switching the money into oversold coking-coal miner Fushan.
Chris Ruffle, Martin Currie Inc*

*	Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to the range of China investment products managed by Martin Currie.
MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of Martin Currie’s China investment products. HCML has seconded both Chris Ruffle and Shifeng Ke to MCIM, or its affiliates, on a full time basis with the same roles and responsibilities as if they were full time employees.

28 FEBRUARY 2009
FUND DETAILS

Market cap	US$328.06
Shares outstanding	22,781,762
Exchange listed	NYSE
Listing date	July 10, 1992
Listed and direct investment manager	Martin Currie Inc

Source:	State Street Bank and Trust Company.
SECTOR ALLOCATION

	The China	MSCI Golden
	Fund, Inc	Dragon
Consumer discretionary	24.7%	4.4%
Consumer staples	22.0%	2.5%
Industrials	12.4%	8.2%
Healthcare	11.3%	—
Information technology	8.8%	18.4%
Financials	6.2%	32.7%
Materials	5.3%	6.2%
Energy	4.9%	8.6%
Utilities	1.5%	6.4%
Telecommunications	1.0%	12.7%
Other assets & liabilities	1.9%	—

Source:	State Street Bank and Trust Company. Source for index data: MSCI
ASSET ALLOCATION

Source:	State Street Bank and Trust Company

PERFORMANCE	(US$ RETURNS)

	NAV	Market price
	%	%
One month	(1.4)	(1.7)
Year to date	(7.1)	(12.9)
Three years %pa	8.2	0.4

Past performance is not a guide to future returns. Three year returns are annualised.

Source:	State Street Bank and Trust Company
15 LARGEST HOLDINGS (45.7%)

Queenbury Investment (Huiyan)	Consumer discretionary	10.5%
China Huiyuan Juice	Consumer staples	4.4%
Shandong Weigao Group	Healthcare	4.2%
Chaoda Modern Agriculture	Consumer staples	3.4%
Wumart Stores	Consumer staples	2.9%
Daqin Railway	Industrials	2.7%
Yuanta Financial	Financials	2.6%
Shenzhen Agricultural Products	Consumer staples	2.3%
Far Eastern Department Stores	Consumer discretionary	2.0%
Qingdao Bright Moon	Industrials	1.9%
China Silicon	Information technology	1.8%
Uni-President Enterprises	Consumer staples	1.8%
Synnex Technology International	Consumer discretionary	1.8%
China Medical	Healthcare	1.7%
Taiwan Secom	Information technology	1.7%
DIRECT INVESTMENTS (17.8%)

Queenbury Investment (Huiyan)	Consumer discretionary	10.5%
Qingdao Bright Moon	Industrials	1.9%
China Silicon (Series A Preferred)	Information technology	1.8%
Highlight Tech	Industrials	1.6%
Wuxi Paiho	Industrials	1.0%
HAND Enterprise Solutions	Information technology	0.8%
China Silicon	Information technology	0.2%
TECO Optronics	Information technology	0.0%

Source:	State Street Bank and Trust Company.

FUND PERFORMANCE (BASED ON NET ASSET VALUE)	(US$ RETURNS)

	One	Three	Calendar	One	Three	Five	Since
	month	months	year to date	year	years	years	launch
	%	%	%	%	% pa	% pa	% pa
The China Fund, Inc.	(1.4)	1.7	(7.1)	(46.5)	8.2	7.4	8.7
MSCI Golden Dragon	(1.6)	(1.6)	(8.3)	(49.1)	(5.8)	0.2	3.5
Hang Seng China Enterprise	(3.2)	(4.3)	(12.6)	(50.3)	2.0	6.3	15.4
Shanghai Stock Exchange 180	4.4	17.2	17.1	(52.0)	31.7	12.9	n/a

Past performance is not a guide to future returns.

Source:	State Street Bank and Trust Company. Launch date 10 July 1992. Three year, five year and since launch returns are all annualised.

Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2009 Bloomberg LP for the Hang Seng China Enterprise and the Shanghai Stock Exchange 180. For a full description of each index please see the index descriptions section.

PERFORMANCE IN PERSPECTIVE

Past performance is not a guide to future returns.

Source:	Martin Currie Inc as at 28 February 2009.
THE CHINA FUND INC. PREMIUM/DISCOUNT

Past performance is not a guide to future returns.

Source:	Martin Currie Inc as at 28 February 2009.
10 YEAR DIVIDEND HISTORY CHART

Past performance is not a guide to future returns.

Source:	State Street Bank and Trust Company.

28 FEBRUARY 2009

Sector	Company (BBG ticker)		Price		Holding	Value US$	% of portfolio
Hong Kong							25.8%
China Huiyuan Juice	1886	HK	HK$	9.0	14,059,500	16,316,108	4.4%
Chaoda Modern Agriculture	682	HK	HK$	4.5	21,459,357	12,451,837	3.4%
China Shineway Pharmaceutical	2877	HK	HK$	4.4	11,184,000	6,316,485	1.7%
Xinao Gas	2688	HK	HK$	8.3	5,084,000	5,441,114	1.5%
Anta Sports	2020	HK	HK$	3.6	11,072,000	5,139,641	1.4%
Shangri-La Asia	0069	HK	HK$	8.4	4,755,555	5,120,259	1.4%
Natural Beauty Bio-Technology	157	HK	HK$	1.2	32,780,000	4,945,373	1.3%
Ports Design	589	HK	HK$	8.0	3,933,500	4,057,638	1.1%
Huabao International	336	HK	HK$	5.6	5,500,000	3,992,779	1.1%
Golden Meditech	8180	HK	HK$	0.9	35,040,000	3,840,495	1.0%
Sina Corp	SINA	US	US$	21.5	162,700	3,493,169	1.0%
FU JI Food & Catering Services	1175	HK	HK$	3.0	8,689,000	3,350,003	0.9%
TPV Technology	903	HK	HK$	2.0	12,728,000	3,331,658	0.9%
Sinofert	297	HK	HK$	3.6	7,216,000	3,303,156	0.9%
Intime Department Store Group	1833	HK	HK$	1.9	12,568,629	3,046,842	0.8%
Fushan International Energy	639	HK	HK$	1.8	12,544,000	2,943,822	0.8%
Honghua Group	196	HK	HK$	1.0	21,902,000	2,795,910	0.8%
Yorkey Optical International	2788	HK	HK$	0.9	16,424,000	1,863,656	0.5%
Chinasoft International	8216	HK	HK$	0.5	19,230,000	1,289,398	0.4%
SPG Land	1688	HK	HK$	0.8	11,037,000	1,166,995	0.3%
China Rare Earth	769	HK	HK$	0.7	9,144,000	860,723	0.2%

Singapore							4.2%
China Fishery Group	CFG	SP	SG$	0.6	12,050,000	4,635,364	1.3%
Hsu Fu Chi International	HFCI	SP	SG$	0.9	9,484,000	4,598,675	1.2%
China Milk Products Group	CMILK	SP	SG$	0.3	11,607,000	2,513,881	0.7%
CDW	CDW	SP	SG$	0.1	59,708,000	1,737,100	0.5%
Financial One Corp	FIN	SP	SG$	0.2	12,030,000	1,205,528	0.3%
China Energy	CEGY	SP	SG$	0.1	12,199,000	946,423	0.2%

Hong Kong ‘H’ shares							10.9%
Shandong Weigao Group	8199	HK	HK$	13.1	9,004,000	15,325,463	4.2%
Wumart Stores	995	HK	HK$	5.5	15,126,000	10,629,793	2.9%
Zijin Mining	2899	HK	HK$	4.2	10,408,000	5,596,384	1.5%
China Oilfield Services	2883	HK	HK$	5.5	6,388,000	4,546,824	1.3%
ZTE Corp	763	HK	HK$	25.8	1,124,559	3,733,909	1.0%
Sichuan Expressway	107	HK	HK$	1.3	742,000	125,337	0.0%

Taiwan							19.6%
Yuanta Financial	2885	TT	NT$	12.8	26,635,545	9,721,976	2.6%
Far Eastern Department Stores	2903	TT	NT$	13.8	18,511,584	7,286,669	2.0%
Uni-President Enterprises	1216	TT	NT$	26.1	8,728,581	6,521,792	1.8%
Synnex Technology	2347	TT	NT$	40.2	5,631,855	6,481,273	1.8%
Taiwan Secom	9917	TT	NT$	47.0	4,738,000	6,374,934	1.7%
Ruentex Development	9945	TT	NT$	17.5	12,694,000	6,359,446	1.7%
FamilyMart	5903	TT	NT$	49.0	3,777,652	5,299,084	1.5%
Lien Hwa Industrial	1229	TT	NT$	11.5	15,919,692	5,241,013	1.4%
HTC Corp	2498	TT	NT$	385.0	438,000	4,827,448	1.3%
China Metal Products	1532	TT	NT$	17.5	9,019,881	4,518,784	1.2%
Cyberlink	5203	TT	NT$	119.0	1,183,000	4,030,087	1.1%
Merry Electronics	2439	TT	NT$	27.2	3,584,340	2,785,876	0.8%
Wah Lee Industrial	3010	TT	NT$	22.3	4,118,821	2,629,424	0.7%

United Kingdom							1.7%
China Medical System Holdings	CMSH	LN		£1.2	3,623,188	6,385,534	1.7%

United States							3.0%
The9	CMED	US	US$	11.7	356,200	4,156,854	1.1%
Mindray Medical International	MR	US	US$	18.3	191,700	3,498,525	1.0%
Far East Energy	FEEC	US	US$	0.2	10,478,634	1,886,154	0.5%
WuXi PharmaTech Cayman	WX	US	US$	4.4	310,190	1,371,040	0.4%

Equity linked securities (‘A’ shares)							15.2%
Daqin Railway			US$	1.2	8,307,000	10,019,704	2.7%
Shenzhen Agricultural			US$	2.2	4,000,000	8,625,984	2.3%
Shanghai Zhenhua Port Machinery			US$	1.4	4,462,752	6,028,807	1.7%
Qinghai Salt Lake Potash			US$	7.2	768,509	5,503,315	1.5%
Dalian Zhangzidao Fishery			US$	2.7	1,779,700	4,776,715	1.3%
China Yangtze Power			US$	1.2	4,169,077	4,900,637	1.3%
Wuliangye Yibin			US$	2.2	2,146,007	4,704,047	1.3%
Zhejiang Guyuelongshan			US$	1.2	3,582,000	4,257,676	1.2%
Suning Appliance			US$	2.4	1,599,909	3,767,786	1.0%
Shanghai International Airport			US$	1.8	1,816,700	3,337,278	0.9%

Sector	Company (BBG ticker)	Price		Holding	Value US$	% of portfolio
Direct						17.7%
Queenbury Investment (Huiyan)		US$	85,466.7	450	38,459,700	10.5%
Qingdao Bright Moon		US$	0.2	31,827,172	7,001,978	1.9%
China Silicon (Series A Preferred)		US$	238.0	27,418	6,525,484	1.8%
Highlight Tech		US$	1.8	3,366,893	5,993,070	1.6%
Wuxi Paiho		US$	0.3	11,734,701	3,679,990	1.0%
HAND Enterprise Solutions		US$	6.1	500,000	3,050,000	0.8%
China Silicon		US$	2.4	238,232	566,992	0.1%
teco Optronics			—	1,861,710	—	—

Other assets & liabilities					6,779,001	1.9%
INDEX DESCRIPTIONS
MSCI Golden Dragon Index
The MSCI Golden Dragon is a free float-adjusted market capitalisation index that is designed to measure equity market performance in the China region. As of May 2005 the MSCI Golden Dragon Index consisted of the following country indices: China, Hong Kong and Taiwan.
Hang Seng China Enterprise Index
The Hang Seng China Enterprise Index is a capitalisation-weighted index comprised of state-owned Chinese companies (H-shares) listed on the Hong Kong Stock Exchange and included in Hans Seng Mainland China index.
Shanghai Stock Exchange 180 Index
The Shanghai Stock Exchange 180 ‘A’ Share Index is a capitalisation-weighted index. The index tracks the daily price performance of the 180 most representative ‘A’ share stocks listed on the Shanghai Stock Exchange.
OBJECTIVE
The investment objective of the Fund is to achieve long term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.
The Board of Directors of the Fund has adopted an operating policy of the Fund, effective 30 June 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organised in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.
The Fund is subject to the Investment Company Act of 1940 which limits the means in which it can access the ‘A’ share market. The Fund will continue to seek the most efficient way in which to increase its ‘A’ share exposure ensuring ongoing compliance with its legal and regulatory obligations.
CONTACTS
The China Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02206-5049
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

Important information: This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of The China Fund Inc (the Fund). MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter.
Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to our China product. MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of our China funds. HMCL has seconded both Chris Ruffle and Shifeng Ke to MCIM or its affiliates on a full time basis with the same roles and responsibilities as if they were full time employees.
The Fund is classified as a ‘non-diversified’ investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.
Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.
This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.
The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.
It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.
Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:
→	The companies quoted on Greater Chinese stock exchanges are exposed to the risks of political, social and religious instability, expropriation of assets or nationalisation, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation, which may affect income and the value of investments.

→	At present, the securities market and the regulatory framework for the securities industry in China is at an early stage of development. The China Securities Regulatory Commission (CSRC) is responsible for supervising the national securities markets and producing relevant regulations. The Investment Regulations, under which the Fund invests in the People’s Republic of China (PRC) and which regulate repatriation and currency conversion, are new. The Investment Regulations give CSRC and State Administration of Foreign Exchange (SAFE) wide discretions and there is no precedent or certainty as to how these discretions might be exercised, either now or in the future. The Fund may, from time to time, obtain access to the securities markets in China via Access Products. Such products carry additional risk and may be less liquid than the underlying securities which they represent.

→	During the past 15 years, the PRC government has been reforming the economic and political systems of the PRC, and these reforms are expected to continue, as evidenced by the recently announced changes. The Fund’s operations and financial results could be adversely affected by adjustments in the PRC’s state plans, political, economic and social conditions, changes in the policies of the PRC government such as changes in laws and regulations (or the interpretation thereof), measures which may be introduced to control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and the imposition of additional import restrictions.

→	PRC’s disclosure and regulatory standards are in many respects less stringent than standards in certain Organisation for Economic Co-operation and Development (OECD) countries, and there may be less publicly available or less reliable information about PRC companies than is regularly published by or about companies from OECD countries.

→	The Shanghai Stock Exchange and Shenzhen Stock Exchange have lower trading volumes than most OECD exchanges and the market capitalisations of listed companies are small compared to those on more developed exchanges in developed markets. The listed equity securities of many companies in the PRC are accordingly materially less liquid, subject to greater dealing spreads and experience materially greater volatility than those of OECD countries. These factors could negatively affect the Fund’s NAV.

→	The Fund invests primarily in securities denominated in other currencies but its NAV will be quoted in US dollars. Accordingly, a change in the value of such securities against US dollars will result in a corresponding change in the US dollar NAV.

→	The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be underdeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.
Martin Currie Inc, registered in Scotland (no BR2575)
Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH11 2ES Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com/china
North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY 10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919
Authorised and registered by the Financial Services Authority and incorporated with limited liability in New York, USA.
Please note: calls to the above numbers may be recorded.